Supplement Dated June 23, 2014
To The Prospectus Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective June 23, 2014, unless otherwise noted below.

For the Curian Guidance – Interest Rate Opportunities Fund, Curian Guidance – Multi-Strategy Income Fund, Curian Guidance – Equity Income Fund, Curian Guidance – Conservative Fund, Curian Guidance – Moderate Fund, Curian Guidance – Growth Fund, Curian Guidance – Moderate Growth Fund, Curian Guidance – Maximum Growth Fund, Curian Guidance – Tactical Moderate Growth Fund, Curian Guidance – Tactical Maximum Growth Fund, Curian Guidance – Institutional Alt 65 Fund, Curian Guidance – Institutional Alt 100 Conservative Fund, Curian Guidance – Institutional Alt 100 Moderate Fund, Curian Guidance – Institutional Alt 100 Growth Fund, Curian Guidance – International Opportunities Conservative Fund, Curian Guidance – International Opportunities Moderate Fund, Curian Guidance – International Opportunities Growth Fund, Curian Guidance – Equity 100 Fund, Curian Guidance – Fixed Income 100 Fund, and Curian Guidance – Real Assets Fund, please remove all references to Brian Hargreaves.

For the Curian/CenterSquare International REIT Fund, please remove all references to Alan Supple and Roberto Versace.

In the section entitled “Summary Overview of Each Fund” for the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, under “Principal Risks of Investing in the Fund,” please add the following risks:

•
Asset-based securities risk – Asset-based securities are fixed income securities whose value is related to the market price of certain natural resources, such as precious metals, as well as other assets, such as credit card receivables.  Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation.  There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets.  For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals.  The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.  Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

•
Mortgage-related and other asset-backed securities risk – Rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates and exhibit additional volatility.  When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected, which can reduce the returns.

In the section entitled “Additional Information About Each Fund” for Curian/American Funds® Global Growth Fund, in the subsection entitled “Management,” under “Investment Adviser to the Master Fund,” please delete the table in its entirety and replace it with the following table:

Master Fund
Management Fee	0.52%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.55%

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In the section entitled “Additional Information About Each Fund” for Curian/CenterSquare International REIT Fund, under “The Sub-Adviser and Portfolio Management,” please delete the second paragraph in its entirety and replace it with the following paragraph:

The portfolio manager of the Sub-Adviser responsible for the oversight of the Fund is Mr. Dean Frankel, CFA.  Information regarding the portfolio manager of the Fund is set forth below.

In the section entitled “Additional Information About Each Fund” for the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, under “Principal Risks of Investing in the Fund,” please add the following risks:

•	Asset-based securities risk
•	Mortgage-related and other asset-backed securities risk

This supplement is dated June 23, 2014.

2

Supplement Dated June 23, 2014
To The Statement of Additional Information
Dated April 28, 2014

Curian Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective June 23, 2014, unless otherwise noted below.

For the Curian Guidance – Interest Rate Opportunities Fund, Curian Guidance – Multi-Strategy Income Fund, Curian Guidance – Equity Income Fund, Curian Guidance – Conservative Fund, Curian Guidance – Moderate Fund, Curian Guidance – Growth Fund, Curian Guidance – Moderate Growth Fund, Curian Guidance – Maximum Growth Fund, Curian Guidance – Tactical Moderate Growth Fund, Curian Guidance – Tactical Maximum Growth Fund, Curian Guidance – Institutional Alt 65 Fund, Curian Guidance – Institutional Alt 100 Conservative Fund, Curian Guidance – Institutional Alt 100 Moderate Fund, Curian Guidance – Institutional Alt 100 Growth Fund, Curian Guidance – International Opportunities Conservative Fund, Curian Guidance – International Opportunities Moderate Fund, Curian Guidance – International Opportunities Growth Fund, Curian Guidance – Equity 100 Fund, Curian Guidance – Fixed Income 100 Fund, and Curian Guidance – Real Assets Fund, please remove all references to Brian Hargreaves.

For the Curian/CenterSquare International REIT Fund, please remove all references to Alan Supple and Roberto Versace.

On page 8, in the section entitled “Common Types of Investments and Management Practices,” for “Commodities, Commodities Futures, and Commodity-Linked Notes,” please delete the fifth paragraph in its entirety and replace it with the following paragraph:

The Curian/AQR Risk Parity Fund, the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, and the Curian/Van Eck International Gold Fund will seek to gain exposure to the commodity market primarily through investments in a wholly owned subsidiary of the Curian/AQR Risk Parity Fund, the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, and the Curian/Van Eck International Gold Fund, respectively, organized under the laws of the Cayman Islands (each, a “Subsidiary”). The Curian/AQR Risk Parity Fund, the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, and the Curian/Van Eck International Gold Fund may invest up to 25% of their total assets in their respective Subsidiary.

On page 23, in the section entitled “Common Types of Investments and Management Practices,” for “Investment in Wholly-Owned Subsidiary,” please delete the first paragraph in its entirety and replace it with the following paragraph:

The Curian/AQR Risk Parity Fund, the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, and the Curian/Van Eck International Gold Fund may invest up to 25% of their total assets in their wholly-owned and controlled Subsidiary which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiaries’ derivative positions. As a result, the Curian/AQR Risk Parity Fund, the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, and the Curian/Van Eck International Gold Fund may be considered to be investing indirectly in these investments through their Subsidiary.

This supplement is dated June 23, 2014.